UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        FEBRUARY 28, 1999



                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)



 MARYLAND                      001-13563                            22-353916
(State or other               (Commission                         (IRS Employer
 jurisdiction of               File Number)                         ID Number)
 incorporation)


   51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY                  07078
   ---------------------------------------------------                  -----
      (Address of principal executive offices)                       (Zip Code)


   Registrant's Telephone Number, including area code:          (973) 912-8770


                                       N/A
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         On March 2, 1999, the Registrant issued a press release announcing that:

     o the Registrant and LASER Advisers Inc. are terminating the agreement under which LASER Advisers serves as the external manager of the Registrant.

     o the Registrant will become self advised; Robert J. Gartner, Vice President of the Registrant, will be responsible for day-to-day investment decisions for the Registrant. Mr. Gartner has been actively engaged in the management of the Registrant's portfolio since the Registrant's inception. He will resign his post at LASER Advisers and become a full-time employee of the Registrant.

     o BlackRock Financial Management, Inc. has agreed to extend its consulting engagement with the Registrant.

     o Thomas Jonovich, Chief Financial Officer and Treasurer of the Registrant, and Jonathan Green, General Counsel of the Registrant, resigned effective today, and that Peter T. Zimmermann, Vice President and Chief Operating Officer of the Registrant, resigned effective January 11, 1999.

     o LASER Advisers has agreed to assist the Registrant with respect to the transfer of the advisory function to the Registrant and with the filing of the Registrant's Annual Report on Form 10-K.

          The Registrant announced that its management estimates that as of December 31, 1998, the Registrant's net asset value per share was between $6.90 and $7.25 (after giving effect to the special $1 per share distribution). At that date, the Registrant estimates that its portfolio was comprised of approximately $681 million of agency guaranteed pass-through securities, $93 million of subordinate interests, $17 million of CMOs, $26 million of interest-only certificates and $8 million of mortgage loans.

          As of January 31, 1999, the Registrant announced that its management estimates that the net asset value per share was between $7.00 and $7.30 per share.

          The Registrant also announced that during the fourth quarter of 1998, it repurchased a total of 684,666 shares of its common stock at an average price per share of $5.30. All of these shares were repurchased prior to the record date for the special dividend of $1.00 per share paid on December 30, 1998. As of December 31, 1998, the Registrant had a total of 17,799,533 shares outstanding.

          The complete text of the press release is set forth as Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

         10.1 Termination Agreement dated as of February 28, 1999 between the Registrant and LASER Advisers Inc.

         10.2 Consulting Agreement dated as of February 28, 1999 between the Registrant and BlackRock Financial Management, Inc.

         99.1  Press Release, dated March 2, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LASER MORTGAGE MANAGEMENT, INC.

                                    By: /s/ Robert J. Gartner
                                       ------------------------------
                                       Name:  Robert J. Gartner
                                       Title: Vice President

Dated:   March 5, 1999

                                  EXHIBIT INDEX

EXHIBIT                        DESCRIPTION

10.1 Termination Agreement dated as of February 28, 1999 between the Registrant and LASER Advisers Inc.

10.2 Consulting Agreement dated as of February 28, 1999 between the Registrant and BlackRock Financial Management, Inc.

99.1     Press Release, dated March 2, 1999.